Exhibit 10.3

          July 12, 2004



          David A. Whiteley
          Senior Vice President
          AmerenCILCO
          1901 Chouteau Avenue
          St. Louis, MO 63103

          Re: Extension of AmerenCILCO-AERG Power Supply Agreement


[GRAPHIC OMITTED]


          Dear Mr. Whiteley:

          This will confirm that AmerenCILCO and AERG have agreed to extend the term of their Power Supply Agreement (PSA) through December 31, 2006.

          We take this action pursuant to Section 2.2 of the PSA which allows for it to be extended beyond the Initial Term (December 31, 2004) by the mutual written agreement of the parties. As a result, the PSA shall be extended beyond the Initial Term through December 31, 2006.

          Our signatures below confirm our agreement.

          Yours very truly,

          /s/ Thomas R. Voss
          Thomas R. Voss
          President
          AmerenEnergy Resources Generating Company


          Agreed:


          /s/ David A. Whiteley

          -----------------------------
          David A. Whiteley
          Senior Vice President
          AmerenCILCO